Exhibit 99.1

Safe Harbor Statement Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by BlueLinx to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of its control, that may cause its business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; general economic and business conditions in the United States; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the "Risk Factors" section in the Company's Annual Report on Form 10-K for the fiscal year ended January 1, 2005, and in its periodic reports filed with the SEC from time to time. In addition, the statements in this presentation are made as of December 12, 2005. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to December 12, 2005. Use of Non-GAAP and Pro Forma* Financial Information - To supplement GAAP financial statements, the Company uses non-GAAP, or pro forma measures of operating results. This non-GAAP, or pro forma financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the operating performance of the Company as opposed to GAAP results, which may include non- recurring, infrequent or other non-cash charges that are not material to the ongoing performance of the Company's business. Company management uses these non-GAAP and pro forma results as a basis for planning and forecasting core business activity in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. 3

BlueLinx Investor Presentation December 2005 BlueLinx at a Glance 4 Investment Highlights 10 2005 Update 26 Appendix 33 5

BlueLinx At A Glance: Overview « Sales Center Warehouse LSV « « 2004 revenue: $5.6 billion 11,700+ customers and 750+ suppliers Product portfolio 10,000+ SKUs 65+ warehouses, owned fleet of 900 trucks and 1,200 trailers 3,600 employees, including 1,000 sales NYSE: BXC 5 analysts Market capitalization $360 million* $0.50 Annual dividend (4.2% yield)* * Based on 12/08/05 close of $11.91 7

BlueLinx At A Glance: Evolution of BlueLinx Growth Strategy Decentralized structure 13 warehouses Outlet for GP Plywood Diversified building products distributor Centralized, nationwide distribution transition "Masters" of the supply chain Decentralized structure 134 warehouses 1954 - 1976 1977 - 1993 1994 - 2000 2004 - Future Centralized platform supports market share growth Organic growth focus supplemented by acquisitions Value proposition: reduce supply chain costs System rationalized & centralized 63 warehouses Integrated IT systems >$400mm one- time investment by GP BlueLinx Georgia-Pacific through May 7, 2004 Improve Gross Margin 2001 - 2003 Rationalized customer base Increased gross margin by 225 basis points 9

BlueLinx At A Glance: Positioned at the Center of Value Creation Building Products Manufacturers BlueLinx Home Improvement Centers Dealers Repair and Remodeling Residential and Non- Residential Construction Manufactured Housing / Industrial Benefits to Manufacturers Reliable channels to market Consistent production runs Limits inventory investment Allows limited number of customers Limits credit risk and receivable investment Ability to create markets for early life cycle products Benefits to Customers Reliable source of many materials Break bulk quantities Near 100% fill rates Limits vendors and inventory investment Just in time deliveries Safety stock 11

BlueLinx At A Glance: Diversified Product, Customer & End Use Segments Structural 55% Hardwood plywood Engineered lumber Metal products Vinyl siding Moulding Insulation Roofing Specialty 45% Plywood OSB Lumber New Home Construction 50% Industrial Applications 22% Manufactured Housing 8% Repair & Remodeling 15% Non Residential Construction 5% Product Categories Customer Categories End Use Segments Dealer Industrial Manufactured Housing Home Center ~ 10,000 Products ~ 11,700 Customers 5 End Use Segments 13

BlueLinx At A Glance:

How We Think About Our Business



EBITDA TREND
EBITDA ($ million)
200
180
160
140
120
100
80
60
40
20
-
$42
$74
$67
$93
$179
$143
$104
$154
2000
2001
2002
2003PF
2004PF
2005Q3 TTM
EBITDA
Adj EBITDA*

Consistent EBITDA growth when normalized to eliminate the impact of commodity margin volatility

2006 End-Use Demand (RISI+ VIEW)

- Housing starts 1.8-1.9 million, down 10% YOY
- Manufactured housing emerging from recession – up 22%
- Industrial production forecast to increase 3%

Pricing Trends (RISI VIEW)

- Structural product price trend expectations:

	YOY	Dec'05/Avg
•Plywood	-11%	+3%
•OSB	-23%	-2%
•Lumber	-10%	+3%

- Products with significant energy/petrochemical component expected to increase YOY

BXC Goals

- Accelerate Specialty growth
- Continue to gain market share
- Offset impact of price declines and housing slowdown with product mix and share gains
- Reduce margin volatility by maintaining lean structural product inventories

*2004 and 2005Q3TTM commodity margins restated at the seven-quarter average (see reconciliation in Appendix)
+Research Information Systems Inc.

BlueLinx

8

BlueLinx At A Glance: Capital Structure Position BXC Leverage -- Current State BXC Leverage -- Current State All low-cost asset-based borrowing Creates low WACC Liquidity balanced to working capital needs Liquidity balanced to working capital needs Liquidity balanced to working capital needs Key Metrics Debt as % of total capital as of 10/1/05 79% Revolver excess availability as of 10/1/05 $171mln Average interest rate YTD 10/1/05 6.5% Interest expense - % of sales YTD 10/1/05 0.7% BXC Priorities For Free Cash Flow Maintain consistent dividend Invest in growth - where ROCE > WACC Pay down debt Working On... Converting part of debt to fixed rates Mortgage refinancing at favorable long-term rates Pursuing fixed-rate on portion of revolver Debt/Equity ratio of 79% is manageable Low borrowing cost / Asset-based / Liquidity balanced 17

Investment Highlights Leading U.S. building products distributor with unique centralized and scaleable platform Growing $47bn industry with attractive long-term fundamentals Experienced operating team aligned with creating shareholder value Pursuing focused growth strategy 19

Leading Building Products Distributor: Only Nationwide, Independent Distributor BlueLinx 5558 Weyerhaeuser 5220 Boise Cascade 2844 No Other Player > $2.0bn Independent Distributor Centralized Platform Integrated with manufacturer Decentralized Integrated with manufacturer Decentralized 2004 Industry Revenue ($ million) Unlike other large distributors, BXC has autonomous control over its operations & strategy Source: Home Channel News, July 2005 21

Leading Building Products Distributor: Unique, Centralized Platform for Growth Function BlueLinx Competition Business Management Inside Sales Procurement Outside Sales Information Systems Centralized Centralized, but organized by market and product Centralized by product In market, reporting to business management Real-time, decision based Decentralized at the branch level Decentralized at the branch level Decentralized at the branch level In market, report to branch Transaction-oriented, branch-focused 23

Leading Building Products Distributor: Competitive Advantages of Centralization Strategic coordination of management actions and initiatives Rapid tactical implementation Decision-oriented information systems Procurement scale Process efficiencies and economies of scale Consistent communication / unified culture Significant operating leverage 25

Largest U.S. building products distributor with unique centralized and scaleable platform Growing $47bn industry with attractive long-term fundamentals Experienced operating team aligned with creating shareholder value Pursuing focused growth strategy Investment Highlights 27

Growing & Attractive Industry: Market Growth of Two-Step Distribution 2001 2002 2003 2004 Total Market Revenue 32.9 36.4 39.2 47.1 Source: Home Channel News, July 2005

1990-1999 Avg 0.034 2000-2003 Avg -0.043 2004E-2013E Avg 0.031 Growing & Attractive Industry: Solid Long-Term Industry Fundamentals 1990-1999 Avg 1.37 2000-2003 Avg 1.68 2004E-2013E Avg 2 Annual Housing Starts (mm) Annual Growth In Other End-Use Markets 50% of Our End-Market 50% of Our End-Market Industrial Repair & Remodeling Mobile homes Non-residential Source: Homeownership Alliance Source: RISI, December 2005- in constant dollars

BlueLinx 11.8 WY 11.1 Boise Cascade 6 North Pacific Group 4.2 Other 66.9 Many Small and Medium Sized Players <$250m 100 $250m - $500m 13 $500m - $1bn 6 $1bn-$2.5bn 5 >$2.5bn 3 Number of Competitors By Revenue Growing & Attractive Industry: Largest in a Highly Fragmented Industry, Ripe for Consolidation Highly Fragmented Industry Weyerhaeuser 11.1% Boise Cascade 6.0% Universal FP 4.2% Consists of several hundred small, local distributors BlueLinx 11.8% Other 66.9% 2004 Market Share Source: Home Channel News, July 2005 33

Largest U.S. building products distributor with unique centralized and scaleable platform Growing $47bn industry with attractive long-term fundamentals Experienced operating team aligned with creating shareholder value Pursuing focused growth strategy Investment Highlights 35

Experienced Leadership Team Deep industry experience Commodity and specialty products buyers Inventory management Sales team Information technology 3,600 employees with low turnover Comprehensive training initiatives Unified culture Stock option plan Operating Team Excellence Motivated Employees Senior Leadership Leadership Background Stephen Macadam CEO George Judd COO David Morris CFO 7 Regional VPs RVP Sam Gaddis VP CEO Consolidated Container; EVP Georgia-Pacific; McKinsey & Co. VP Eastern operations, Georgia-Pacific; inside and outside sales manager, national accounts manager VP Finance, Georgia-Pacific distribution division; Kimberly- Clark Average 20+ years of industry experience 30+ years with G-P, inside/outside sales, regional account manager, branch manager, director national accounts Strategic Operations Finance Regional Operations/Sales National Accounts 37

Largest U.S. building products distributor with unique centralized and scaleable platform Growing $47bn industry with attractive long-term fundamentals Experienced operating team aligned with creating shareholder value Pursuing focused growth strategy Investment Highlights 39

Focused Growth Strategy: BXC's Growth Enabling Strategic Shift Continues Distribution arm of manufacturer Solutions-based, value-added distribution partner 55%+ structural products FROM: TO: 60%+ specialty products Structural products-driven earnings volatility Specialty products-driven stable earnings growth "Commodities Trading" culture Specialty-focused, customer solutions-driven culture Managing through complex transformations Managing to create maximum value in supply chain Developing integrated management systems Leveraging information systems to create value Manually-driven inventory management Technology-driven inventory management Volume orientation Profit orientation 41

Focused Growth Strategy: BXC Strategic Framework Mission: "Be the Masters of the Supply Chain in those products we choose to distribute." Value Proposition: Provide the lowest total cost of sales and distribution through the supply chain Drive end-user demand, thereby increasing sales for our customers and our suppliers Objectives: Gross Margin: 10++% Specialty Mix: 60%+ Unit Sales: Outgrow the market Improvement Efforts Strategic Enablers Growth Initiatives Strategy Initiatives and Enablers: Gross Margin Improvement Cost Improvement Productivity Improvement Asset Management Product & Vendor Mgmt. Marketing Excellence Sales Processes & Support Information Technology Results Tracking & Accountability Talent Development & Acquisition Accelerate Specialty growth Target high-growth accounts Increase volume in high-return segments Pursue supplemental acquisitions 43

Focused Growth Strategy: Growing Faster Than the Market Market Share Growth 2002 0.104 2003 0.109 2004 0.118 Unit Volume Growth vs. Industry Year over Year Change Industry Growth BlueLinx Organic Growth 2003 0.02 0.025 2004 0.047 0.082 2005 Q3 TTM 0.033 0.045 45

Focused Growth Strategy: Initiatives to Leverage Our Scaleable Platform to Drive Superior Returns Market Share Growth Goals Growth Drivers & Accelerators Increase penetration of selected high return customers Grow share in under- represented segments (e.g. industrial) Expand product portfolio and vendor base Consultative, solution-based selling Account planning to create partnerships Align top salespeople with high potential accounts Increase productivity Execute supplemental acquisitions 47

Focused Growth Strategy: Expanding Existing Vendor Relationships Expanding Existing Vendor Relationships Expanding Existing Vendor Relationships Expanding Existing Vendor Relationships Expanding Existing Vendor Relationships Expanding Existing Vendor Relationships Expanding Existing Vendor Relationships Diverse & Growing Supply Base 49

2005 Update: Executing BXC Growth Initiatives Building the Systems and Processes To Drive Growth 51

2005 Update: BlueLinx Growth Initiatives Pillars of Growth Year-to-date highlights* Grow specialty products into a larger portion of our overall business Focus on targeted, growing accounts that serve high-growth markets Increase volume in under represented and higher return segments, particularly industrials Pursue acquisitions to augment organic growth and/or to grow the specialty products business Negotiated national distribution agreement with Louisiana-Pacific for composite decking Targeted accounts contributed 42% of sales and grew 3% faster than the balance of the business Industrial and manufactured housing accounts grew 4% faster than all other accounts, and accounted 24% of total revenue in the third quarter Acquired California-based Lane Stanton & Vance, a distributor of specialty products * Through end of Q3 53

2005 Update: Specialty Product Expansion Specialty Product Expansion Specialty Product Expansion Chosen in September by Louisiana-Pacific to nationally distribute its WeatherBest composite decking and railing product All 1,000 BlueLinx sales employees trained and warehouses stocked within 45 days Program has potential to generate annualized revenues in excess of $100 million over the first two years Big step in expanding into additional specialty programs with L-P and other major vendors over next several years 55

2005 Update: Lane Stanton Vance Acquisition LSV, a California distributor of specialty products with annual sales of approximately $62 million, acquired July 2005 Augments industrial/specialty product expansion efforts in West Pursuing opportunities to grow LSV business with BlueLinx customers Accretive in Q3 Systems integration ongoing 57

2005 Update: Building the Systems and Processes to Drive Growth Specialty inventory management initiative Eliminated excess inventories from Year-end'04 (imported hardwood plywood, moulding, rebar) Addressed and improved import supply chain management Increased focus on inventory management system and instituted new policies and procedures on specialty inventory management Results as of end of Q3 Specialty product dollar inventory down $52 million, or 13% from year-end 2004 Specialty inventory turn at 54 days, lowest third-quarter level in past six years 59

2005 Update: Building the Systems and Processes to Drive Growth Product pricing Implemented new pricing system designed to increase overall pricing efficiencies and contribute to margin improvement Orders flowing through the system realize 50bp higher gross margin Increased utilization of transaction orders flowing through system Beginning utilization of system for program business 61

In Summary BlueLinx is focused on Outgrowing our end use markets Aggressively expanding the specialty products portion of our business Disciplined inventory management to help mitigate the price volatility of structural products Supplementing organic growth with selected acquisitions at reasonable prices Maintaining or improving our gross margins over the course of a cycle Leveraging its infrastructure, growing unit volumes faster than operating expenses 63

Appendix 2000-2005YTD Sales Growth 2000-2005YTD Gross Profit Trend 2005Q3 As Reported Balance Sheet EBITDA Reconciliation Balanced Liquidity Illustration 65

Sales Growth Pro Forma as Adjusted 2000 2001 2002 2003PF 2004PF 2005Q3 TTM Revenue 4225 3769 3734 4272 5558 5500 BXC Unit Volume Growth -0.078 0.012 0.025 0.082 0.045 67

Gross Profit Trend Pro Forma as Adjusted 2000 2001 2002 2003PF 2004PF 2005Q3 LTM Gross Profit 353 383 363 453 564 473 Gross Margin (%) 0.084 0.102 0.097 0.106 0.101 0.086 69

As Reported Balance Sheet 2005Q3 ($ in millions) 2004Q4 2005Q3 Change Selected Assets Receivables 364 527 163 Inventory 500 418 (82) PP&E 187 186 (1) Other 86 104 18 Total Assets 1,137 1,235 98 Selected Liabilities Payables 302 369 67 Debt 652 654 2 Shareholders Equity 141 171 30 Other 42 41 (1) Total Liabilities/Equity 1,137 1,235 98 71

EBITDA Reconciliation 73

EBITDA Reconciliation 75

Balanced Liquidity Illustration 77